                                                                   Exhibit 10.63

                                AJW PARTNERS, LLC
                     NEW MILLENNIUM CAPITAL PARTNERS II, LLC
                               AJW OFFSHORE, LTD.
                           AJW QUALIFIED PARTNERS, LLC
                       1044 NORTHERN BOULEVARD, SUITE 302
                             ROSLYN, NEW YORK 11576

                                NOTICE OF DEFAULT
                                -----------------


                                                                  APRIL 24, 2007

 Via Facsimile and
 Certified Mail/
 Return Receipt Requested
 Mr. Sheridan Westgarde
 Aquatic Cellulose International
 3704 32Nd Street, Suite 301
 Vernon, Bc Canada V1t5n6a

         Re: Aquatic Cellulose International Promissory Notes Issued to AJW Partners, LLC, New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC and AJQ Offshore, LLC (The "Notes").

 Dear Mr. Westgarde:

         The undersigned, as holders of a majority of the above-referenced notes, hereby notify Aquatic Cellulose International (the "Company") that it is in default of certain obligations under the Notes, and hereby declare an Event of Default under notes, exercising all rights to which they are entitled under the Notes, including immediate payment of all amounts due under Section 2(a) of the Notes, including the additional 15% set forth in Section 2(g) of the Notes, plus all other sums due under the Notes.

         Notwithstanding anything contained herein to the contrary, the undersigned holder expressly reserves any and all claims, rights and remedies which may be available at law or equity. Furthermore, failure to include in this notice any other existing defaults which may exist with regard to the notes shall in no way be construed as a waiver of such defaults.


                                             Very truly yours,


                                             AJW PARTNERS, LLC

                                             By:  SMS GROUP LLC

                                             /s/ Corey S. Ribotsky
                                             -------------------------------
                                             Corey S. Ribotsky, Manager

                                             NEW MILLENNIUM CAPITAL PARTNERS
                                             II, LLC

                                             By:  FIRST STREET MANAGER II, LLC

                                             /s/ Corey S. Ribotsky
                                             -------------------------------
                                             Corey S. Ribotsky, Manager



                                             AJW QUALIFIED PARTNERS, LLC

                                             By:  AJW MANAGER, LLC


                                             /s/ Corey S. Ribotsky
                                             -------------------------------
                                             Corey S. Ribotsky, Manager

                                AJW PARTNERS, LLC
                     NEW MILLENNIUM CAPITAL PARTNERS II, LLC
                               AJW OFFSHARE, LTD.
                           AJW QUALIFIED PARTNERS, LLC
                       1044 NORTHERN BOULEVARD, SUITE 302
                             ROSLYN, NEW YORK 11576


                        CANCELATION OF NOTICE OF DEFAULT
                                 APRIL 30, 2007


Mr. Sheridan Westgarde
President
Aquatic Cellulose International Corporation
331 4Th Street Ne, Salmon Arm, B.c.
Canada Vle 2X0


         Re: Aquatic Cellulose International Corporation ('the Company') Convertible Debentures Notes Issued to AJW Partners, LLC, New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC and AJW Offshore, LLC (The Notes).


  Ladies and Gentlemen:

         On April 24, 2007, a letter was sent to the Company announcing an Event of Default on the Notes. This letter is to confirm that such Event of Default has been cured and the Company is no longer in default.




AJW PARTNERS, LLC
By:  SMS GROUP, LLC

/s/ Corey S. Ribotsky
------------------------------
Corey S. Ribotsky, Manager

NEW MILLENNIUM CAPITAL PARTNERS II, LLC
By:  FIRST STREET MANAGER II, LLC

/s/ Corey S. Ribotsky
------------------------------
Corey S. Ribotsky, Manager




CANCELATION OF EVENT OF DEFAULT - APRIL 30, 2007

AJW OFFSHORT, LTD.
By:  FIRST STREET MANAGER II, LLC


/s/ Corey S. Ribotsky
------------------------------
Corey S. Ribotsky, Manager








CANCELATION OF EVENT OF DEFAULT - APRIL 30, 2007

                                       2